Exhibit 99.1

DEBTOR(S):	Escalera Resources Co.	MONTHLY OPERATING REPORT
CHAPTER 11
CASE NUMBER:	15-22395-TBM

Form 2-A

COVER SHEET

For Period End Date:    December 31, 2015

Accounting Method:	☒	Accrual Basis	☐	Cash Basis

THIS REPORT IS DUE 21 DAYS AFTER THE END OF THE MONTH

Mark One Box for Each Required Document:

Debtor must attach each of the following documents unless the U. S. Trustee has waived the requirement in writing.  File the original with the Clerk of Court. Submit a duplicate, with original signature, to the U. S. Trustee.

Report/Document Attached	Previously Waived		REQUIRED REPORTS/DOCUMENTS

☒	☐	1.	Cash Receipts and Disbursements Statement (Form 2-B

☒	☐	2.	Balance Sheet (Form 2-C)

☒	☐	3.	Profit and Loss Statement (Form 2-D)

☒	☐	4.	Supporting Schedules (Form 2-E)

☒	☐	5.	Quarterly Fee Summary (Form 2-F)

☒	☐	6.	Narrative (Form 2-G)

☒	☐	7.	Bank Statements for All Bank Accounts
			(Redact all but last 4 digits of account number and remove check images)
☒	☐	8.	Bank Statement Reconciliations for all Bank Accounts

n/a		9.	Evidence of insurance for all policies renewed or replaced during month

I declare under penalty of perjury that the following Monthly Operating Report, and any attachments thereto are true, accurate and correct to the best of my knowledge and belief.

Executed on:	2/8/2016	Print Name:	Adam Fenster
		Signature:	/s/ Adam Fenster
		Title:	Chief Financial Officer

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2015 to December 31, 2015

CASH FLOW SUMMARY

		Current Month		Accumulated

1.	Beginning Cash Balance	$10,784,241.58	(1)	$10,037,754.37	(1)

2.	Cash Receipts
	Operations	1,224,788.15		2,369,700.29
	Sale of Assets	0		0
	Loans/advances	0		0
	Other	0		0

	Total Cash Receipts	$1,224,788.15		$2,369,700.29

3.	Cash Disbursements
	Operations	2,969,797.86		3,368,222.79
	Debt Service/Secured loan payment	0		0
	Professional fees/U.S. Trustee fees	0		0
	Professional fees paid from retainer (e.g. COLTAF accts)	0		0
	Other	0		0

	Total Cash Disbursements	$2,969,797.86		$3,368,222.79

4.	Net Cash Flow (Total Cash Receipts less
	Total Cash Disbursements)	(1,745,009.71)		(998,522.50)

5.	Ending Cash Balance (to Form 2-C)	$9,039,231.87	(2)	$9,039,231.87	(2)

CASH BALANCE SUMMARY

	Financial Institution	BookBalance
Petty Cash	None	$0.00

DIP Operating Account	Vectra Bank – 5792483439	697,451.01

DIP State Tax Account	None	0.00

DIP Payroll Account	None	0.00

Other Operating Account	Vectra Bank – 5790706534	7,814,778,72

	American National Bank – 60161310	82,394.29

Retainers held by professionals (i.e. COLTAF)	Per Form 2-E	444,607.85

TOTAL (must agree with Ending Cash Balance above)		$9,039,231.87	(2)

(1)	Accumulated beginning cash balance is the cash available at the commencement of the case and retainers.

Current month beginning cash balance should equal the previous month's ending balance.

(2)	All cash balances should be the same.

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2015 to December 31, 2015

CASH RECEIPTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Payer	Description	Amount
12/1/2015	Kerr-McGee Oil & Gas	Revenue - non-operated properties	$880.44
12/1/2015	Anadarko Petroleum Corp	Revenue - non-operated properties	4,335.16
12/1/2015	Cathy Reynolds	Sale of office furniture	75.00
12/1/2015	Extreme Petroleum	Revenue - non-operated properties	25.00
12/1/2015	Samson Resources Company	Revenue - non-operated properties	119.35
12/1/2015	Sheridan Production Co, LLC	Revenue - non-operated properties	137.69
12/1/2015	Aethon Energy Operating LLC	Revenue - non-operated properties	789.48
12/1/2015	Peak Powder River Resources	Revenue - non-operated properties	380.02
12/1/2015	HHE - AS - 2005	Joint interest billing reimbursement	24.93
12/1/2015	Mountain Energy	Joint interest billing reimbursement	13,599.04
12/1/2015	Thunder Oil and Gas	Joint interest billing reimbursement	9.37
12/1/2015	Jackal Oil Company	Joint interest billing reimbursement	12.47
12/1/2015	SM Energy	Revenue - non-operated properties	6,671.87
12/1/2015	SM Energy	Revenue - non-operated properties	2,711.00
12/1/2015	Memorial Production Operating	Revenue - non-operated properties	532.36
12/2/2015	Societe Generale/New York	Settlement of natural gas hedges	330,000.00
12/3/2015	Ultra Resources	Revenue - non-operated properties	27.64
12/7/2015	Keith L. Mohn & Marlene Mohl	Joint interest billing reimbursement	144.67
12/7/2015	Chevron USA Inc	Revenue - non-operated properties	1,345.62
12/7/2015	Travelers	Insurance Reimbursement	432.00
12/7/2015	Oasis Petroleum North America	Revenue - non-operated properties	1,314.04
12/7/2015	Carbon Creek Energy, LLC	Revenue - non-operated properties	712.19
12/7/2015	Warren Resources	Joint interest billing reimbursement	82,201.72
12/7/2015	Societe Generale/New York	Settlement of oil hedges	53,368.70
12/16/2015	U.S. Treasury	Refund	49.74
12/16/2015	Sale of office furniture	Sale of office furniture	10,400.00
12/16/2015	Black Bear Oil Corporation	Revenue - non-operated properties	2.17
12/16/2015	Silver Creek Oil & Gas, LLC	Joint interest billing reimbursement	155.84
12/16/2015	Chinn Family LTD Partnership	Joint interest billing reimbursement	24.66
12/16/2015	O'Connell Holding, LLC	Joint interest billing reimbursement	853.32
12/16/2015	Forestar Petroleum Corp	Revenue - non-operated properties	537.03
12/16/2015	Petrohill Resources, LLC	Joint interest billing reimbursement	40.54
12/16/2015	EOG Resources, Inc.	Revenue - non-operated properties	68.11
12/22/2015	EnCana Oil & Gas (USA) Inc	Revenue - non-operated properties	52.62
12/28/2015	ConocoPhillips Company	Revenue - non-operated properties	31,675.38
12/28/2015	XTO Energy	Revenue - non-operated properties	855.79
12/29/2015	Kerr-McGee Oil & Gas	Revenue - non-operated properties	243.82
12/29/2015	Yates Petroleum Corporation	Revenue - non-operated properties	143.79
12/29/2015	Resolute	Revenue - non-operated properties	2.03
12/29/2015	Continental Industries, LC	Revenue - non-operated properties	3,050.56
12/29/2015	Wells Fargo Bank West	Interest income	0.18
12/29/2015	Mike Bonds	Joint interest billing reimbursement	135.89
12/29/2015	Cimarex Energy Co	Revenue - non-operated properties	169.40
12/29/2015	Halliburton	Refund	2,251.56
12/29/2015	Shell Trading	Revenue - non-operated properties	24,906.85
12/29/2015	Merit Energy Company	Revenue - non-operated properties	109.74
12/29/2015	GMT Exploration CO, LLC	Revenue - non-operated properties	2,147.42

12/29/2015	LLC Petrostar	Joint interest billing reimbursement	76.47
12/29/2015	PRE Resources Rockies, L.P.	Revenue - non-operated properties	967.28
12/31/2015	BreitBurn Operating LP	Revenue - non-operated properties	4,753.68
12/31/2015	Statoil Oil & Gas LP	Revenue - non-operated properties	25.00
12/31/2015	Eastern Washakie Midstream LLC	Revenue - Fuel usage income	53,528.62
12/31/2015	XTO Energy	Revenue - non-operated properties	2,413.82
12/31/2015	Moncrief Royalty Account	Revenue - non-operated properties	22.67
12/31/2015	SM Energy	Revenue - non-operated properties	1,241.00
12/31/2015	SM Energy	Revenue - non-operated properties	4,718.74
12/31/2015	Anadarko Petroleum Corp	Revenue - non-operated properties	3,828.60
12/31/2015	Aethon Energy Operating LLC	Revenue - non-operated properties	801.78

		Total Cash Receipts	$1,224,788.15	(1)

(1) Total for all accounts should agree with total cash receipts listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-B

CASH RECEIPTS AND DISBURSEMENTS STATEMENT

For Period:    December 1, 2015 to December 31, 2015

CASH DISBURSEMENTS DETAIL	Account No:	5792483439

 (attach additional sheets as necessary)

Date	Check No.	Payer	Description	Amount
11/30/2015	43690	Shepard's	Field operating expenses	$1,205.00
12/2/2015	43691	All American Records	General and administrative expenses	167.27
12/2/2015	43692	GMT Exploration Comp. LLC	Joint interest billing payment	2,912.73
12/2/2015	43693	Memorial Production Operating	Joint interest billing payment	340.07
12/2/2015	43694	Moncrief Royalty Account	Joint interest billing payment	4,179.83
12/2/2015	43695	Office of State Lands & Invest	Payment of royalties/overrides	8,134.68
12/2/2015	43696	PRE Resources Rockies, LP	Joint interest billing payment	942.63
12/2/2015	43697	Verizon Wireless	Field operating expenses	78.05
12/2/2015	43698	Warren Resources	Joint interest billing payment	149,131.28
12/2/2015	43699	Winchester Well Service, Inc.	Field operating expenses	62,515.79
12/2/2015	43700	EnerCom, Inc.	General and administrative expenses	1,249.66
12/2/2015	43701	Gary Grinsfelder	General and administrative expenses	2,062.49
12/2/2015	43702	Patrick R. Sheehan	Field operating expenses	700.00
12/2/2015	43703	Rosemont WTC Denver	General and administrative expenses	19,461.23
12/2/2015	43704	Tori Dupre	General and administrative expenses	5,820.00
12/7/2015	43705	Cowboy Moving & Storage, Inc.	General and administrative expenses	2,000.00
12/7/2015	43706	Rocky Mountain Power	Field operating expenses	83,370.20
12/7/2015	43707	Rocky Mountain Power	Field operating expenses	773.55
12/7/2015	43708	SP Plus Corporation	General and administrative expenses	855.00
12/7/2015	43709	Shepard's	Field operating expenses	994.85
12/7/2015	43710	Weatherford Artifical Lift	Field operating expenses	14,166.82
12/9/2015	43711	Complete Energy Services, Inc.	Field operating expenses	7,676.10
12/10/2015	43712	Alsco	Field operating expenses	804.18
12/10/2015	43713	Alyssa Beard	General and administrative expenses	1,034.08
12/10/2015	43714	CSI Compressco Inc.	Field operating expenses	17,111.71
12/10/2015	43715	Compuforms Data Products	Field operating expenses	233.70
12/10/2015	43716	Dunn Trucking, Inc.	Field operating expenses	2,117.50
12/10/2015	43717	Ron's Contract Pumping Serv.	Field operating expenses	603.00
12/10/2015	43718	Synergy Telecommunications	Field operating expenses	160.00
12/10/2015	43719	The Conference Group, LLC	General and administrative expenses	45.80
12/10/2015	43720	Warrior Welding & Backhoe	Field operating expenses	9,186.69
12/11/2015	43721	Anne Wilcoxson	Payment of royalties/overrides	102.10
12/11/2015	43722	Belinda R. Ervin	Payment of royalties/overrides	51.05
12/11/2015	43723	Charlene A. Carpenter	Payment of royalties/overrides	87.12

12/11/2015	43724	Corinthian Believer Fellowship	Payment of royalties/overrides	408.37
12/11/2015	43725	D. L. Carpenter	Payment of royalties/overrides	42.88
12/11/2015	43726	Janice Bacon Walker	Payment of royalties/overrides	102.09
12/11/2015	43727	Kfrt	Payment of royalties/overrides	36.30
12/11/2015	43728	Lubnau, LLC	Payment of royalties/overrides	85.76
12/11/2015	43729	M. G. Cook	Payment of royalties/overrides	42.88
12/11/2015	43730	Mullinnix LLC	Payment of royalties/overrides	372.08
12/11/2015	43731	Paula Kay Herzog	Payment of royalties/overrides	51.05
12/11/2015	43732	Wesley R. Clark	Payment of royalties/overrides	102.10
12/11/2015	43733	William C. Eiland	Payment of royalties/overrides	204.20
12/11/2015	43734	Weatherford Artifical Lift	Field operating expenses	850.01
12/11/2015	43735	Weatherford Artifical Lift	Field operating expenses	15,016.83
12/16/2015	43736	Ryan Durossette	General and administrative expenses	1,663.00
12/16/2015	43737	All American Records	General and administrative expenses	167.27
12/16/2015	43738	Ameri Copy Printing, Inc.	General and administrative expenses	110.38
12/16/2015	43739	Bob Hunter	General and administrative expenses	293.29
12/16/2015	43740	Bracewell & Giuliani LLP	Professional fees - Creditor counsel	97,621.07
12/16/2015	43741	Computershare Trust Co, Inc.	General and administrative expenses	546.14
12/16/2015	43742	Culligan, Inc.	General and administrative expenses	28.00
12/16/2015	43743	Dnow, WY13	Field operating expenses	1,271.96
12/16/2015	43744	Dubois Telephone Exchange	Field operating expenses	247.75
12/16/2015	43745	Dustin Habel	Employee expense reimbursement	146.13
12/16/2015	43746	Energy Laboratories, Inc.	Field operating expenses	149.00
12/16/2015	43747	FireSteel Well Service Inc	Field operating expenses	739.07
12/16/2015	43748	Francotyp-Postalia, Inc.	Field operating expenses	581.31
12/16/2015	43749	Homax Oil Sales Inc.	Field operating expenses	4,827.56
12/16/2015	43750	IHS Global Inc.	General and administrative expenses	2,586.29
12/16/2015	43751	John McDiffett	Employee expense reimbursement	74.65
12/16/2015	43752	Konica Minolta	General and administrative expenses	639.16
12/16/2015	43753	LC Resources LLC	General and administrative expenses	1,750.00
12/16/2015	43754	Nathan Habel	Employee expense reimbursement	349.71
12/16/2015	43755	Neofirma, Inc.	General and administrative expenses	795.00
12/16/2015	43756	PAETEC	Field operating expenses	9.78
12/16/2015	43757	RPA Advisors, LLC	Professional fees - Creditor financial advisor	133,861.06
12/16/2015	43758	Rawlins Automotive, Inc.	Field operating expenses	190.46
12/16/2015	43759	Rocky Mountain Power	Field operating expenses	496.23
12/16/2015	43760	Rocky Mountain Power	Field operating expenses	429.95
12/16/2015	43761	Shepard's	Field operating expenses	660.11
12/16/2015	43762	Skyline Motors Inc.	Field operating expenses	1,705.50
12/16/2015	43763	Standard Parking, Inc	General and administrative expenses	855.00
12/16/2015	43764	Staples Advantage	General and administrative expenses	244.90
12/16/2015	43765	Support.com, Inc.	General and administrative expenses	1,732.47
12/16/2015	43766	Tehren Webb	Employee expense reimbursement	113.96
12/16/2015	43767	True Value of Rawlins	Field operating expenses	2.96
12/16/2015	43768	Union Telephone Company	Field operating expenses	1,116.16
12/16/2015	43769	United Site Services of NV,Inc	Field operating expenses	921.00
12/16/2015	43770	United Supply of the Rockies	Field operating expenses	826.80
12/16/2015	43771	Verian Techologies LLC	General and administrative expenses	2,547.95

12/16/2015	43772	Western Star Communications	Field operating expenses	151.50
12/16/2015	43773	Alsco	Field operating expenses	386.80
12/17/2015	43774	Culligan, Inc.	General and administrative expenses	28.00
12/17/2015	43775	Rocky Mountain Power	Field operating expenses	218.40
12/17/2015	43776	Shepard's	Field operating expenses	199.53
12/29/2015	43777	Office of State Lands & Invest	Payment of royalties/overrides	6,223.80
12/30/2015	43778	Ryan Durossette	Employee expense reimbursement	1,654.00
12/30/2015	43779	Wyoming Machinery Comp.	Field operating expenses	732.07
12/4/2015	debit card	Bankcard Center	General and administrative expenses	103.30
12/10/2015	debit card	UPS	General and administrative expenses	26.48
12/10/2015	debit card	UPS	General and administrative expenses	31.77
12/11/2015	debit card	Shepard's	Field operating expenses	21.20
12/14/2015	debit card	Fedex	General and administrative expenses	21.21
12/14/2015	debit card	Shepard's	Field operating expenses	1,199.52
12/14/2015	debit card	CED Inc.	Field operating expenses	416.58
12/30/2015	debit card	Nevada Secretary of State	General and administrative expenses	825.00
12/30/2015	debit card	Iron J Towing Inc	Field operating expenses	260.00
12/31/2015	debit card	Towne Park	General and administrative expenses	2,439.53
12/21/2015	bank charge	Vectra Bank	General and administrative expenses	583.59
12/2/2015	wire	Discovery Outsourcing	Company Payroll - period ending 12/02/15	100,972.03
12/2/2015	wire	Discovery Outsourcing	Company Payroll - period ending 12/02/15	796.36
12/8/2015	wire	Arthur J. Gallagher	General and administrative expenses	60,486.00
12/16/2015	wire	Discovery Outsourcing	Company Payroll - period ending 12/16/15	154,219.10
12/16/2015	wire	Discovery Outsourcing	Company Payroll - period ending 12/16/15	512.91

			Total Cash Disbursements	$2,969,797.86	(1)

(1) Total for all accounts should agree with total cash disbursements listed on Form 2-B, page 1	Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-C

COMPARATIVE BALANCE SHEET

For Period Ended:    December 31, 2015

ASSETS			Current Month	Petition Date (1)
Current Assets:
Cash (from Form 2-B, line 5)			$9,039,232	$10,037,754
Accounts Receivable (from Form 2-E)			1,556,036	1,843,543
Receivable from Officers, Employees, Affiliates			234,219	408,716
Inventory			2,088,574	1,995,798
Other Current Assets :(List)	Cash held in escrow		303,365	303,393
	Prepaid expenses and deposits		537,399	709,197
	Hedge-related current assets		59,522	203,570
Total Current Assets			$13,818,346	$15,501,971

Fixed Assets:
Land			$1,169,011	$1,169,011
Building			-	-
Equipment, Furniture and Fixtures			166,246,294	166,099,098
Total Fixed Assets			167,415,305	167,268,109
Less: Accumulated Depreciation			(108,488,918)	(107,050,551)
Net Fixed Assets			$58,926,386	$60,217,558

Other Assets (List):	Investment in Eastern Washakie		5,272,518	5,272,518
	Other assets		104,485	104,484
TOTAL ASSETS			$78,121,735	$81,096,531

LIABILITIES
Post-petition Accounts Payable (from Form 2-E)			$982,007	$2,548
Post-petition Accrued Professional Fees (from Form 2-E)			11,981	-
Post-petition Taxes Payable (from Form 2-E)			161,482	-
Post-petition Notes Payable		-	-	-
Other Post-petition Payable(List):	Accrued revenue payable		160,101	-
	Other accrued liabilities and expenses		147,109	-
Total Post Petition Liabilities			$1,462,679	$2,548

Pre Petition Liabilities:
Secured Debt			41,246,073	42,874,598
Priority Debt			145,272	178,428
Unsecured Debt			10,731,681	11,429,928
Total Pre Petition Liabilities			52,123,026	54,482,954

TOTAL LIABILITIES			$53,585,705	$54,485,502

OWNERS' EQUITY
Owner's/Stockholder's Equity			$82,996,569	$82,996,569
Retained Earnings – Prepetition			(56,390,659)	(56,385,540)
Retained Earnings - Post-petition			(2,069,880)	-
TOTAL OWNERS' EQUITY			$24,536,030	$26,611,029

TOTAL LIABILITIES AND OWNERS' EQUITY			$78,121,735	$81,096,531

(1) Petition date values are taken from the Debtor's balance sheet as of the petition date or are the values
listed on the Debtor's schedules.	REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-D

PROFIT AND LOSS STATEMENT

For Period:    December 1, 2015 to December 31, 2015

	Current Month	Accumulated Total (1)

Gross Operating Revenue	$918,832	$2,064,388
Less: Discounts, Returns and Allowances	0	0

Net Operating Revenue	$918,832	$2,064,388

Cost of Goods Sold	969,464	1,637,715

Gross Profit	$(50,632)	$426,673

Operating Expenses:
Officer Compensation	$130,044	$160,758
Selling, General and Administrative	150,054	288,429
Rents and Leases	19,844	42,398
Depreciation, Depletion and Amortization	784,239	1,438,368
Other (list):	0	0
	0	0

Total Operating Expenses	$1,084,180	$1,929,952

Operating Income (Loss)	$(1,134,812)	$(1,503,279)

Non-Operating Income and Expenses
Other Non-Operating Expenses	$0	$0
Gains (Losses) on Sale of Assets	0	0
Interest Income	1,103	2,553
Interest Expense	(136,507)	(270,223)
Other Non-Operating Income	0	0

Net Non-Operating Income or (Expenses)	$(135,405)	$(267,670)

Reorganization Expenses
Legal and Professional Fees	$106,029	$298,930
Other Reorganization Expense	0	0

Total Reorganization Expenses	$106,029	$298,930

Net Income (Loss) Before Income Taxes	$(1,376,245)	$(2,069,879)

Federal and State Income Tax Expense (Benefit)	0	0

NET INCOME (LOSS)	$(1,376,245)	$(2,069,879)

(1) Accumulated Totals include all revenue and expenses since the petition date.
REV 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 1 of 2)

SUPPORTING SCHEDULES

For Period:    December 1, 2015 to December 31, 2015

Summary of Post-Petition Taxes
	1	2	3	4
Type of tax	Unpaid post-petition taxes from prior reporting month(1)	Post-petition taxes accrued this month (new obligations)	Post-petition tax payments made this reporting month	Unpaid post-petition taxes at end of reporting month (columns 1+2-3)
Federal
Employee income tax withheld	$ -	26,848	(26,848)	$ -
Employee FICA taxes withheld	$ -	3,450	(3,450)	$ -
Employer FICA taxes	$ -	2,773	(2,773)	$ -
Unemployment taxes	$ -			$ -
Other:____________________	$ -			$ -
State
Sales, use & excise taxes	$ -			$ -
Unemployment taxes	$ -			$ -
Other:_state income tax withheld	$ -	778	(778)	$ -
Local
Personal property taxes	$ -	85,057		$ 85,057
Real property taxes	$ -			$ -
Other:_Severance and Conservation Taxes	$ -	76,425		$ 76,425

(1)  For first report, the beginning balance in column 1 will be $0; thereafter, beginning balance will be ending balance from prior report.

Insurance Coverage Summary
Type of insurance	Insurance carrier	Coverage amount	Policy expiration date	Premium paid through date
Workers' compensation - CO	American Zurich	1,000,000	4/1/2016	Paid with each payroll
Workers' compensation - WY	State of WY	WY statutory limits	11/19/2016	Paid with each payroll
General liability	St Paul Fire and Marine	2,000,000	10/1/2016	6/1/2016
Property (fire, theft, etc.)
Vehicle	St Paul Fire and Marine	1,000,000	10/1/2016	6/1/2016
Other (list): Umbrella	St Paul Fire and Marine	10,000,000	10/1/2016	6/1/2016
Other (list): D&O	National Union Fire	15,000,000	7/1/2016	7/1/2016
If any policies were renewed or replaced during reporting period, attach new certificate of insurance.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-E (Page 2 of 2)

SUPPORTING SCHEDULES

For Period:    December 1, 2015 to December 31, 2015

Accounts Receivable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Pre-petition receivables		4,015	70,625	486,996	561,637
Post-petition receivables	895,028	99,371			994,400
Total	895,028	103,386	70,625	486,996	1,556,036

Post-Petition Accounts Payable Aging Summary (attach detailed aging report)
	30 days or less	31 to 60 days	61 to 90 days	Over 90 days	Total at month end
Trade Payables	775,303	130,280	88,405		993,988
Other Payables	161,481				161,481
Total	936,784	130,280	88,405		1,155,469

SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS
	Month-end	Current	Paid in
	Retainer	Month's	Current	Court Approval	Month-end
	Balance	Accrual	Month	Date	Balance Due *
Debtor's Counsel	$ 70,000
Counsel for Unsecured
Creditors' Committee		$ 8,357			$ 8,357
Trustee's Counsel
Accountant
Creditor Counsel	$ 190,286	$ 97,672	($192,963)		$ 2,330
Creditor Advisors	$ 184,322		($133,861)
Other:		$ 1,294			$ 1,294
Total	$ 444,608	$ 107,322	($326,824)		$ 11,981
*Balance due to include fees and expenses incurred but not yet paid.

SCHEDULE OF PAYMENTS AND TRANSFERS TO PRINCIPALS/EXECUTIVES**
Payee Name	Position		Nature of Payment		Amount
Charles Chambers	Chief Executive Officer		Compensation - 12/4, 12/18, 12/31		$ 34,615
Gary Grinsfelder	Chief Operating Officer		Compensation - 12/4, 12/18, 12/31		23,076
Gary Grinsfelder	Chief Operating Officer		Expense reimbursement - 12/2		2,062
Adam Fenster	Chief Financial Officer		Compensation - 12/4, 12/18, 12/31		23,076
Carol Osborne	Secretary (separation date - 11/30/15)		Severance		49,277

**List payments and transfers of any kind and in any form made to or for the benefit of any proprietor, owner, partner, shareholder, officer, or director.

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-F

QUARTERLY FEE SUMMARY *

For Month Ended:           December 31, 2015

			Cash		Quarterly		Date
Month	Year		Disbursements **		Fee Due	Check No.	Paid
January			$0
February			0
March			0

TOTAL 1st Quarter			$0	$
April			$0
May			0
June			0
TOTAL 2nd Quarter			$0	$
July			$0
August			0
September			0
TOTAL 3rd Quarter			$0	$
October	2015		$0
November	2015		398,425
December	2015		2,969,798
TOTAL 4th Quarter			$3,368,223		$10,400

FEE SCHEDULE (as of JANUARY 1, 2008)
Subject to changes that may occur to 28 U.S.C. §1930(a)(6)
Quarterly Disbursements		Fee			Quarterly Disbursements		Fee
$0 to $14,999.....................		$ 325			$1,000,000 to $1,999,999....................		$ 6,500
$15,000 to $74,999.............		$ 650			$2,000,000 to $2,999,999...................		$ 9,750
$75,000 to $149,999.............		$ 975			$3,000,000 to $4,999,999.....................		$ 10,400
$150,000 to $224,999.........		$ 1,625			$5,000,000 to $14,999,999 …….		$ 13,000
$225,000 to $299,999..........		$ 1,950			$15,000,000 to $29,999,999….		$ 20,000
$300,000 to $999,999.........................		$ 4,875			$30,000,000 or more		$ 30,000

* This summary is to reflect the current calendar year's information cumulative to the end of the reporting period

** Should agree with line 3, Form 2-B.  Disbursements are net of transfers to other debtor in possession bank accounts

Failure to pay the quarterly fee is cause for conversion or dismissal of the chapter 11 case. [11 U.S.C. Sec. 1112(b)(10)]

In addition, unpaid fees are considered a debt owed to the United States and will be assessed interest under 31 U.S.C. §3717

Rev. 1/15/14

DEBTOR(S):	Escalera Resources Co.	CASE NO:	15-22395-TBM

Form 2-G

NARRATIVE

For Period Ended:    December 31, 2015

Please provide a brief description of any significant business and legal actions taken by the debtor, its creditors, or the court during the reporting period, any unusual or non-recurring accounting transactions that are reported in the financial statements, and any significant changes in the financial condition of the debtor which have occurred subsequent to the report date.

The Company's final order authorizing the use of postpetition cash collateral order was granted on December 2, 2015. Subsequent to November 30, 2015, there have been no significant changes in the Company's financial condition, nor have there been any significant events that have occured.

On December 10, 2015, the Court granted relief from the automatic stay, without prejudice to Debtor, moving in the District Court to refer the related case, Alan Eugene Humphrey and Wyoming GTL, LLC v. Escalera Resources CO, United States District Court for the District of Colorado, Civil Action No. 15-cv-00769-RM-NYW(and Debtor's counterclaims) to the Court at a later date.

On January 26, 2016, the Debtor filed its Plan of Reorganization Proposed by Debtor Dated January 26, 2016 with the Court.

From December 1st through December 31st, there were no unusual or non-recurring accounting transactions reflected in the accompanying financial statements.

Rev. 1/15/14